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                             [AM&G LETTERHEAD]


                                                                    EXHIBIT 24.3


                     CONSENT OF INDEPENDENT ACCOUNTANTS



WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THE PROSPECTUS CONSTITUTING PART OF AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. 33-64449) OF OUR REPORT DATED MAY 20, 1994, WHICH IS INCLUDED AS ITEM 7(A) IN UNITED MANAGEMENT CORPORATION'S CURRENT REPORT ON FORM 8-K, DATED DECEMBER 1, 1994. WE ALSO CONSENT TO THE REFERENCE TO US UNDER THE HEADING "EXPERTS" IN SUCH PROSPECTUS.


ALTSCHULER, MELVOIN AND GLASSER LLP


CHICAGO, ILLINOIS
JANUARY 4, 1996